LOOMIS SAYLES GLOBAL BOND FUND

Supplement dated September 10, 2018 to the Loomis Sayles Funds Prospectus of the Loomis Sayles

Global Bond Fund (the “Fund”), dated February 1, 2018, as may be revised and supplemented from time to time.

Effective March 2019, Kenneth M. Buntrock, portfolio manager of the Fund, will retire. David W. Rolley, Lynda L. Schweitzer and Scott M. Service will remain as co-portfolio managers of the Fund.